Exhibit 99.1 Day One Biopharmaceuticals Targeted Therapies for People of All Ages June 2023 Day One Biopharmaceuticals

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, timing and success of our planned nonclinical and clinical development activities, timing and results of nonclinical studies and clinical trials, efficacy and safety profiles of our product candidates, execution of the Phase 2 clinical trial for tovorafenib and the Phase 1b/2 clinical trial for tovorafenib and pimasertib as designed, any expectations about safety, efficacy, timing and ability to complete clinical trials and to obtain regulatory approvals for tovorafenib and other candidates in development, the ability of tovorafenib to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, instability in the global banking system, and geopolitical conflicts, including the war in Ukraine, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Day One Biopharmaceuticals 2

Cancer Drug Development For People Of All Ages

Mission That Creates Value

- Day One's mission is to help children with cancer, from day one and every day after
- Develop medicines for genomically-defined cancers
- Establish first-in-class position through rapid pediatric registration
- Expand to adolescent and adult populations in parallel and pursue those opportunities with the same commitment we do for children

Tovorafenib (DAY101) Lead Program

- Investigational, oral, CNS-penetrant Type II RAF inhibitor
- Being developed as tablets and pediatric-friendly liquid suspension
- Breakthrough Therapy Designation
- Rare Pediatric Disease Designation
- Orphan Drug Designation (US/EU)

Growing Portfolio and Runway Beyond Clinical Milestones

- Two clinical-stage MEKi assets, in-licensed for combination trials
- Projected cash runway into 2025[1]
- Key FIREFLY-1 milestones
  - Initiated rolling NDA submission in May 2023[2]
  - New clinical data presented in June 2023
  - Expected completion of rolling NDA submission in October 2023

[1] With cash, cash equivalents and short-term investments as of March 31, 2023. [2] NDA data set will include analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO-LGG, PFS) efficacy endpoints, safety, and exploratory analyses (including ORR by RANO-LGG).

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Our Pipeline

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Recent & Anticipated Milestones
Tovorafenib (DAY101) Type II Pan-RAF Inhibitor • FDA Breakthrough Therapy Designation for relapsed pLGG • FDA Rare Pediatric Disease Designation (PRV Eligible) for pLGG • FDA Orphan Drug Designation for malignant glioma • EC Orphan Designation for glioma	Relapsed pLGG			FIREFLY-1[1] (pivotal)		**Initiated rolling NDA submission:** May 2023 **New clinical data presented:** June 2023 **Expected rolling NDA submission complete:** October 2023
	Frontline pLGG				FIREFLY-2 (pivotal)	**First patient dosed:** March 2023
	RAF-altered solid tumors[2] (monotherapy)			FIRELIGHT-1*		**First patient dosed:** November 2021 **Poster presented:** April 2023
Pimasertib MEK 1/2 Inhibitor	MAPK-altered solid tumors[3] (Combo w/tovorafenib)		FIRELIGHT-1*			**First patient dosed:** May 2022

*Includes patients ≥12 years of age. [1] FIREFLY-1 Arm 1 expected to support registration. [2] DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. [3] Pimasertib Phase 1 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority.

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Tovorafenib (DAY101) Type II RAF Inhibitor Day One Biopharmaceuticals

Pediatric Low-Grade Gliomas (pLGG)


Series
Baseline
SAG_T1 SPACE_+C 1.6 CC
SAG_T1 SPACE_+C 1.6 CC
MR
IN: 89
SL: 2.55
ST: 0.90 mm
PS: 0.78 / 0.78 mm
L:657 W:1367

6 y/o with large relapsed *BRAF* fusion-positive optic pathway glioma

- **Despite being the most common brain tumor in children, there are no approved agents and no standard-of-care for the majority of patients with relapsed/progressive disease[1,2]**
  - ~70% of patients will require systemic therapy
  - Patients have a high rate of recurrence and are frequently treated with multiple lines of systemic therapy over the course of their disease
- **The majority of pLGGs are driven by *BRAF* alterations[3]**
  - ~85% of *BRAF*-altered tumors harbor a *KIAA1549-BRAF* gene fusion
  - ~15% are driven by *BRAF* V600E mutation
- **Despite low-grade histology and high long-term survival, pLGGs are chronic and relentless[1-4]**
  - Goal of therapy is to stabilize or shrink tumors while minimizing treatment-associated toxicities from surgery, chemotherapy, and radiation
  - Many patients today suffer profound tumor and treatment-associated morbidity and significant late effects that persist throughout life

[1] Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; [2] De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. [3] Jones DTW et al., Cancer Res. 2008; 68:8673–77. [4] Traunwieser T et al., Neurooncol Adv. 2020; 2:vdaa094.

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Tovorafenib (DAY101) Inhibits Both BRAF Fusions And BRAF V600 Mutations


MAPK pathway
RAS
RAF
MEK
ERK
Proliferation and survival


RAS-independent activation of the MAPK pathway
RAF mutation
Tovorafenib
RAF fusion
Proliferation and survival
Proliferation and survival

- **Tovorafenib (DAY101) is an investigational, oral, selective, CNS-penetrant, type II pan-RAF inhibitor that was designed to inhibit both monomeric and dimeric RAF kinase**
  - Activity in tumors driven by both RAF fusions and BRAF V600E mutations
  - Tablet and pediatric-friendly liquid suspension
  - Once weekly dosing
- **Currently approved type I BRAFi are indicated for use in patients with tumors bearing BRAF V600E mutations**
  - Type I BRAF inhibitors cause paradoxical MAPK activation in the setting of wild-type RAF, increasing the risk of tumor growth in BRAF fusion-driven

Source: 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16

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The Current pLGG Treatment Paradigm Reflects The Unrelenting Nature Of This Chronic Brain Tumor



Presentation
Surgical Intervention
1L
2L
3L
Suspected pLGG
Biopsy[1] (>95%)
Molecular Testing
No Biopsy (~5%)
~35%
GTR
~40%
≤ Partial Resection
~20%
Biopsy Only
~20%
No Recurrence
~80%
Eventual Recurrence
Targeted Tx (5-10%)
Chemo (~90%)
Other (<5%)
~65%
~35%
Targeted Tx (40-50%)
Chemo (~50%)
Other (<5%)
Response, no recurrence
~50%
~50%
Targeted Tx (40-50%)
Chemo (~35%)
Other (<20%)
Response, no recurrence
~50%
Additional lines of therapy

Because many pLGGs undergo senescence when patients reach their 20s, the goal of therapy is to **maximize tumor control** while **minimizing treatment-associated toxicities** from surgery, chemotherapy, and radiation. As a result, a large number of pLGG patients will undergo **multiple lines of systemic therapy** over the course of their disease.

Source: Physician Interviews, Bandopadhayay et al. Pediatric Blood Cancer. 2014; Sievert and Fischer. J Child Neurol. 2009; ClearView Analysis. GTR: Gross Total Resection [1]Molecular testing of biopsied samples occurs in all patients. Kandels et. al. Retrospective analysis of comprehensive SIOP registry; Hargrave et. al. Phase I/II;Fangusaro et. al. Phase II

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Progress Of FIREFLY-1 Program: Monotherapy Tovorafenib In Relapsed pLGG Updated Clinical Data from FIREFLY-1 Trial Presented at ASCO Pre-NDA Meeting (Jun 2023) Interim Analysis Data (Apr 2023) from FIREFLY-1 Trial (Jun 2022) First Patient Dosed in FIREFLY-1 Trial (May 2021) Initiated Rolling NDA Expected Topline Data from Submission Completion of FIREFLY-1 Trial Pivotal Cohort (May 2023) Rolling NDA (Jan 2023) Enrollment Complete in Submission FIREFLY-1 Trial (Oct 2023) Initial Discussion (May 2022) with FDA including FIREFLY-1 Trial Design (Apr 2020) Day One Biopharmaceuticals 9

Pivotal Phase 2 Trial Of Monotherapy Tovorafenib (DAY101) In Relapsed Or Progressive pLGG (FIREFLY-1)

Trial Design

- Three arm, open-label, global registrational phase 2 trial
- **Pivotal Arm 1 (recurrent/progressive pLGG, n=77): harboring a *KIAA1549-BRAF* fusion or *BRAF* V600E mutation**
- Arm 2 (expanded access recurrent/progressive LGG, n=59): harboring an activating *RAF* alteration
- Arm 3 (extracranial solid tumors): harboring an activating *RAF* fusion

Endpoints (Pivotal Arm 1)

- **Primary endpoint: ORR based on RANO-HGG[1], assessed by blinded independent central review**
- Secondary endpoints: ORR by RAPNO-LGG[2] assessed by blinded independent central review; PFS, DoR; TTR, CBR; safety
- Exploratory analyses: ORR and CBR by RANO-LGG[3] assessed by blinded independent central review

Key Inclusion Criteria

- 6 months – 25 years of age
- *RAF*-altered tumor
- ≥1 prior line of systemic therapy with radiographic progression
- Prior use of MAPK pathway targeted therapy was permitted


Screening
Day –28 to 0
Enrollment/ Baseline (C1D1)
Clinical and radiological evaluations at baseline, and every 3rd cycle for pLGG and every 2nd cycle for solid tumors
Study Drug Administration
420mg/m² QW (not to exceed 600mg). QW in 28-day cycles
C27D1
After Cycle 27: patients may either continue treatment or enter drug holiday period at any time (at discretion of investigator)
End of Trial
Eligibility evaluation
Treatment period: minimum of 2 years or until progression or toxicity/intolerability

Dec 22, 2022 data cutoff. [1] Wen PY, et al. *J Clin Oncol.* 2010;28(11):1963-1972. [2] Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. [3] van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. Abbreviations: CBR, clinical benefit rate; IRC, independent review committee; C, cycle; D, day; LGG, low-grade glioma; ORR, objective response rate; PFS, progression-free survival; DoR, duration of response; QW, once weekly; TTR, time to response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; MAPK, mitogen-activated protein kinase. For more information, please refer to NCT04775485

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FIREFLY-1 Baseline Patient Characteristics Location (n=77) Deep midline structures Characteristic Arm 1 (n=77) 12% Optic pathway 51% Median age, years (range) 8 (2-21) Other Sex, n (%) * 16% Male 40 (52) Cerebral hemisphere Female 37 (48) 8% Cerebellum Race, n (%) 6% Brain stem Black or African American 2 (3) 8% Asian 5 (6) White 41 (53) BRAF alteration (n=77) Multiple 3 (4) Other 6 (8) BRAF V600E Not reported 20 (26) 17% Number of lines of prior systemic therapy Median (range) 2 (1-9) # BRAF fusion 1, n (%) 18 (23) 83% 2, n (%) 21 (27) ≥3, n (%) 38 (49) Prior MAPK pathway targeted therapy, n (%) 46 (60) Dec 22, 2022 data cutoff. *Includes tumors that were extending into multiple regions of the brain, leptomeningeal disease, and/or spinal disease. #Includes 6 patients with BRAF duplication and 2 with BRAF rearrangement per FISH (Fluorescence in situ hybridization) or ISH (in situ hybridization). MAPK, mitogen-activated protein kinase. Day One Biopharmaceuticals 11

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-HGG Evaluable Lesions (n=69)



MAPKi-naive
Prior MAPKi therapy
BRAF V600E mutation
Best Tumor Response (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
SD
PR
CR

Response (IRC)	RANO-HGG[1] Evaluable n=69
ORR (cCR + cPR + uPR), n (%)	46 (67%)*
Clinical benefit rate, n (%)	
cCR, cPR/uPR, or SD	64 (93%)
cCR, cPR/uPR, or SD for 12 mo+	47 (68%)
Best overall response, n (%)	
CR	4 (6%)
PR (includes 3 uPR)	42 (61%)
SD	18 (26%)
PD	4 (6%)
Not evaluable	1 (1%)

All 3 patients with uPR remain on treatment as of May 23, 2023

Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. Two of 69 patients are not shown in the waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) before the first imaging assessment and one did not receive T1 Gd+ follow-up imaging. *$P<0.001$ from two-sided exact binomial test to test null hypothesis of ORR=21% based on Bouffet et al.[2] [1] Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. [2] Bouffet E, et al. J Clin Oncol. 2012;30(12):1358-1363. CBR, clinical benefit rate; cCR, confirmed completed response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; SD, stable disease; uPR, unconfirmed partial response. There are 17 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 11 remain on treatment.

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Tumor Response To Tovorafenib (DAY101) For All Patients With RAPNO-LGG Evaluable Lesions (n=69*)



MAPKi-naive
Prior MAPKi therapy
BRAF V600E mutation
Best Tumor Response (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
SD
MR
PR
CR

Response (IRC)	RAPNO-LGG[1] Evaluable n=69
ORR (cCR + cPR/uPR + cMR/uMR), n (%)	**35 (51%)**
Clinical benefit rate, n (%)	
cCR, cPR/uPR, cMR/uMR, or SD	60 (87%)
cCR, cPR/uPR, cMR/uMR, or SD for 12mo+	32 (46%)
Best overall response, n (%)	
CR	0 (0%)
PR (includes 4 uPR)	17 (25%)
MR (includes 4 uMR)	18 (26%)
SD	25 (36%)
PD[#]	8 (12%)
Not evaluable	1 (1%)

All 4 patients with uPR and 3 patients with uMR remain on treatment as of May 23, 2023

Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. Two of 69 patients not shown in waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) before the first imaging assessment and one patient had visual progressive disease but no evaluable T2 measurements at the time of progression. *Pending adjudication. [1] Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305-316. [#]PD for RAPNO-LGG was not used to determine treatment discontinuation; patients could continue treatment if there was no PD based on RANO-HGG per investigator's assessment. CBR, clinical benefit rate; cCR, confirmed completed response; cMR, confirmed minor respons`e; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; SD, stable disease; uMR, unconfirmed minor response; uPR, unconfirmed partial response. There are 28 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 11 remain on treatment.

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Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-LGG Evaluable Lesions (n=76)



MAPKi-naive
Prior MAPKi therapy
BRAF V600E mutation
Best Tumor Response (%)
180
80
60
40
20
0
-20
-40
-60
-80
-100
PD
SD
MR
PR
CR

Response (IRC)	RANO-LGG[1] Evaluable n=76
ORR (cCR + cPR/uPR + cMR/uMR), n (%)	37 (49%)
Clinical benefit rate, n (%)	
cCR, cPR/uPR, cMR/uMR, or SD	63 (83%)
cCR, cPR/uPR, cMR/uMR, or SD for 12mo+	36 (47%)
Best overall response, n (%)	
CR	0 (0%)
PR (includes 8 uPR)	20 (26%)
MR (includes 2 uMR)	17 (22%)
SD	26 (34%)
PD[#]	11 (14%)
Not evaluable[§]	2 (3%)

All 8 patients with uPR and 2 patients with uMR remain on treatment as of May 23, 2023

Dec 22, 2022 data cutoff. Percents may not add to 100% due to rounding. [#]PD for RANO-LGG was not used to determine treatment discontinuation; patients could continue treatment if there was no PD based on RANO-HGG per investigator's assessment. [§]Two of 76 patients are not shown in the waterfall plot; one patient passed away due to progressive disease (not related to tovorafenib) before the first imaging assessment, and one patient with missing T1 Gd+ imaging at baseline was deemed NE at all timepoints but had a best SPPD decrease of 65% on T2 imaging. [1] van den Bent MJ, et al. *Lancet Oncol.* 2011;12(6):583-593. BL, baseline; CBR, clinical benefit rate; cCR, confirmed completed response; cMR, confirmed minor response; cPR, confirmed partial response; CR, complete response; HGG, high-grade glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MAPKi, mitogen-activated protein kinase inhibitor; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; SD, stable disease; SPPD, sum of the products of perpendicular diameters; uMR, unconfirmed minor response; uPR, unconfirmed partial response. There are 27 patients with stable disease of less than 12 months duration and at the time of the data cutoff, 19 remain on treatment.

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Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG Evaluable Lesions (n=69) 2.8 Median time to response* MONTHS 11/17 patients with stable disease <12 months remain on treatment as of data cutoff Median duration of 10.8 MONTHS treatment* Ongoing treatment Partial response Discontinued treatment Complete response Follow-up after discontinuation of treatment Progressive disease BRAF V600E mutation Discontinuation due to AE Prior MEK inhibitor therapy Death Prior BRAF inhibitor therapy * Analysis for median time to response and median duration of treatment only included confirmed responses. HGG, high-grade glioma; RANO, Response Assessment in Neuro-Oncology. Day One Biopharmaceuticals 15

Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG & RANO-LGG Evaluable Lesions RANO-HGG (n=69) RANO-LGG (n=76) As of the data cutoff, As of the data cutoff, the median IRC- the median IRC- assessed DOR based on assessed DOR based on RANO-HGG criteria was RANO-LGG criteria was not yet reached (95% 14.4 months (95% CI: 8.4, not CI: 9.0, not estimable)* estimable)* * * * Analysis for median time to response and median duration of response only included confirmed responses. BOR is shown; circles indicate start of response. PD for the purpose of treatment was based on RANO-HGG, not RANO-LGG. BOR, best overall response; HGG, high-grade glioma; LGG, low-grade glioma; PD, progressive disease; RANO, Response Assessment in Neuro-Oncology; DOR, duration of response; CI, confidence interval. Day One Biopharmaceuticals 16

All RANO-LGG Unconfirmed PR Patients Continue On Treatment With Demonstrable Deepening Of Response (n=8) Responses for Patients with Unconfirmed Partial Response by RANO-LGG SD MR PR CR Months from Baseline All 8 patients with unconfirmed partial response by RANO-LGG remain on treatment as of May 23, 2023 Spider plot for SPPD – baseline and after treatment (RANO-LGG by IRC) – unconfirmed PR patients EOT status based on May 23, 2023 EDC data. Individual patient response data is current as of the data cutoff of December 22, 2022; treatment status data is current as of May 23, 2023. Day One Biopharmaceuticals 17 Percent Change from Baseline (%)

Nearly Half Of Patients With Best Response Of PD By RANO-LGG Have Tumor Stabilization And Response With Continued Treatment (n=11) Ongoing treatment Discontinued treatment 5/11 patients with best response of PD by RANO-LGG remain on treatment as of May 23, 2023 Individual patient response data is current as of the data cutoff of December 22, 2022; treatment status data is current as of May 23, 2023. Day One Biopharmaceuticals 18

Tovorafenib (DAY101) Safety Data (n=136)

Preferred term, n (%)	Treatment-emergent AEs		Treatment-related AEs	
	Any grade	Grade ≥3	Any grade	Grade ≥3
Any AE	136 (100)	68 (50)	133 (98)	47 (35)
Hair color changes	96 (71)	-	96 (71)	-
Fatigue	68 (50)	4 (3)	54 (40)	4 (3)
Vomiting	59 (43)	3 (2)	24 (18)	3 (2)
Rash maculo-papular	56 (41)	10 (7)	51 (38)	10 (7)
Headache	53 (39)	1 (1)	27 (20)	-
Pyrexia	43 (32)	2 (1)	15 (11)	1 (1)
Nausea	40 (29)	-	21 (15)	-
Dry skin	39 (29)	-	34 (25)	-
Dermatitis acneiform	37 (27)	1 (1)	36 (26)	1 (1)
Constipation	36 (26)	-	28 (21)	-
Decreased appetite	35 (26)	4 (3)	25 (18)	3 (2)
Epistaxis	34 (25)	-	22 (16)	-

- The vast majority of treatment-emergent AEs were Grade 1 or 2
- 39 patients (29%) required dose modifications due to treatment-related AEs
  - Dose interruptions were brief, with the median time of dose interruption being 2 weeks
- 5 patients (4%)* discontinued due to AE, with 4 patients (3%) discontinuing due to treatment-related AEs
- The most commonly reported lab abnormalities were CPK elevation, anemia, hypophosphatemia, and AST elevation
  - Nearly all had no clinical manifestations and did not require clinical intervention or change in study treatment

Dec 22, 2022 data cutoff. Table shows treatment-emergent AEs with frequency ≥25% of any grade. Rash erythematous treatment-emergent: any grade, 14 (10%); grade ≥3 1 (1%); treatment-related: any grade, 14 (10%), grade ≥3 1 (1%). *One patient had 2 events (shunt malfunction [not related to tovorafenib] and tumor hemorrhage [related to tovorafenib]). AEs, adverse events.

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Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Optic Pathway Glioma

8-year-old boy with relapsed pilomyxoid astrocytoma of the optic pathway, with visual loss in right eye, visual field loss in left eye, fatigue, intermittent nausea/vomiting, intermittent headaches, anorexia, and temperature regulation disorder



Months
-60
-48
-36
-24
-12
0
12
24
VC
Binimetinib
Trametinib
Tovorafenib
PR

- Initiated treatment with tovorafenib 400 mg/QW following 3 prior therapies, including binimetinib and trametinib, which were discontinued due to PD
- At cycle 3, PR (-88%) per RANO-HGG, and MR (-32% and -40%) per RAPNO-LGG and RANO-LGG, respectively
  - Sustained improvements in visual acuity reported; logMAR change 0.2 → 0
  - PD criteria met (-94% to -91%) with RANO-HGG at cycle 15; continued treatment as investigator deemed no radiographic progression with subsequent reduction in target lesion (-97%)
- AEs were G2 (drug eruption, elevated CPK) and G1 (hair color change, paronychia, growth retardation)

T1 + C (baseline and post-cycle 3)



T2 (baseline and post-cycles 3 & 12)



Tumor kinetics



RANO-HGG
RAPNO-LGG
RANO-LGG
Change from baseline (%)
25
0
-25
-50
-75
-100
Months
0
3
6
9
12
15
18
21

Dec 22, 2022, data cut-off. AEs, adverse events; C, contrast; CPK, creatine phosphokinase; G, grade; HGG, high-grade glioma; LGG, low-grade glioma; logMAR, Logarithm of the Minimum Angle of Resolution; MR, minor response; PD, progressive disease; PR, partial response; QW, once weekly; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; VC, vincristine-carboplatin..

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Key Takeaways And Next Steps • Clinically meaningful data from FIREFLY-1 for pediatric patients with recurrent or progressive LGG harboring BRAF fusions or BRAF V600E mutations, for whom there is no standard-of-care and no approved agents for the majority of patients • 67% ORR and 93% clinical benefit rate (complete response + partial response/unconfirmed partial response + stable disease) by RANO-HGG • 51% ORR and 87% clinical benefit rate (partial response/unconfirmed partial response + minor response/unconfirmed minor response + stable disease) by RAPNO-LGG* • 8 unconfirmed RAPNO-LGG responses (4uPR, 4uMR) with 7 continuing on treatment as of May 23, 2023 • 49% ORR and 83% clinical benefit rate (partial response/unconfirmed partial response + minor response/unconfirmed minor response + stable disease) by RANO-LGG • 10 unconfirmed RANO-LGG responses (8uPR, 2uMR) with all 10 patients continuing on treatment as of May 23, 2023 • Responses were observed in patients with both BRAF fusion and BRAF V600E mutations, as well as those who received prior MAPK- targeted therapy • Rapid time to response regardless of response assessment criteria (median times: 2.8 months with RANO-HGG, 5.5 months with RAPNO- # LGG*, and 4.2 months with RANO-LGG) • A heavily-pretreated population, with a median of 2 prior lines of therapy (range: 1-9), and the majority of patients having relapsed or progressed after one or more prior MAPK inhibitors • Encouraging safety and tolerability profile indicating monotherapy tovorafenib to be generally well-tolerated • Initiated rolling submission of NDA in May 2023 • FIREFLY-2 Pivotal Phase 3 trial in front-line pLGG is enrolling; first patient dosed in March 2023 # Dec 22, 2022 data cutoff. *Pending adjudication. Analysis for median time to response only included confirmed responses. Day One Biopharmaceuticals 21

Incidence And Prevalence Of BRAF-Altered pLGG In The U.S. 2020 2017 Estimated Incidence Estimated SEER Prevalence Under 25 Under 25 1 US Population ~105,000,000 NA 2 3 Rate of CNS Tumors (0.00521%) ~5,500 ~130,000 2 Gliomas (63%) ~3,500 ~82,000 2 Low Grade (77%) ~2,600 ~63,000 2 Has Received Drug Tx (58%) ~1,500 ~36,000 2 BRAF Altered (70%) ~1,100 ~26,000 ~1,100 ~26,000 Estimated Annual Incidence Estimated Prevalence 1 2 3 US Census; CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. Estimated annual incidence and estimated prevalence are Day One calculations based on publicly available data. Day One Biopharmaceuticals 22

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial of Tovorafenib (DAY101) in Newly Diagnosed pLGG Day One Biopharmaceuticals Confidential Information

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial Of Tovorafenib (DAY101) In Newly Diagnosed pLGG

Trial Design

- Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib (DAY101) vs SoC chemotherapy
- Eligibility: Patients aged 6 months to <25 years with LGG harboring a RAF alteration and requiring first-line systemic therapy
- Tovorafenib (DAY101) available as tablets and pediatric-friendly liquid suspension
- Patients who progress after stopping tovorafenib (DAY101) may be re-challenged
- Patients who progress in the SoC arm during or post-treatment may cross-over to receive tovorafenib

Endpoints

- **Primary endpoint: ORR based on RANO-LGG criteria, assessed by blinded independent central review[1]**
  - The ORR primary analysis is expected to occur ~12 months after the last patient randomized
- Key secondary endpoints: PFS and DoR by RANO criteria, ORR by RAPNO criteria
- Other secondary endpoints: changes in neurological and visual function, safety, and tolerability
- Key exploratory objectives: QoL and health utilization measures



Non-resectable or sub-total resected LGG
AND
Requiring first-line systemic therapy
N ≈ 400
Stratified by
• Location of tumor
• Genomic alteration
• *CDKN2A* status
• Infant CHG diagnosis
1:1 Randomization
Tovorafenib, 420mg/m² QW (not to exceed 600 mg)
Investigator's choice of vincristine/carboplatin* or vinblastine
Long-term follow-up (48 months)

* COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; SoC, standard of care. [1] Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation who require systemic therapy based on a study with the same primary endpoint.

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FIRELY-2/LOGGIC: Pivotal Phase 3 Study Of Tovorafenib (DAY101) In Newly Diagnosed pLGG

- **Collaboration between Day One and the LOGGIC consortium, internationally recognized experts in pLGG research**
  - Coupled with the LOGGIC-CORE molecular diagnostic program
  - Worked jointly on the study design and discussions with the U.S. and EU regulatory authorities

LOGGIC EUROPE

LOGGIC: LOw Grade Glioma In Children

KiTZ Hopp Children's Cancer Center Heidelberg | German Cancer Research Center (DKFZ) Heidelberg University Hospital Heidelberg University

Approximately 100 potential sites (~65 from the LOGGIC consortium)


~20 Sites
~65 Sites
~5 Sites
~10 Sites

Day One Biopharmaceuticals
Day One Biopharmaceuticals 25

Our Pipeline

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Recent & Anticipated Milestones
Tovorafenib (DAY101) Type II Pan-RAF Inhibitor • FDA Breakthrough Therapy Designation for relapsed pLGG • FDA Rare Pediatric Disease Designation (PRV Eligible) for pLGG • FDA Orphan Drug Designation for malignant glioma • EC Orphan Designation for glioma	Relapsed pLGG	FIREFLY-1[1] (pivotal)				**Initiated rolling NDA submission:** May 2023 **New clinical data presented:** June 2023 **Expected rolling NDA submission complete:** October 2023
	Frontline pLGG	FIREFLY-2 (pivotal)				**First patient dosed:** March 2023
	RAF-altered solid tumors[2] (monotherapy)	FIRELIGHT-1*				**First patient dosed:** November 2021 **Poster presented:** April 2023
Pimasertib MEK 1/2 Inhibitor	MAPK-altered solid tumors[3] (Combo w/tovorafenib)	FIRELIGHT-1*				**First patient dosed:** May 2022

*Includes patients ≥12 years of age. [1] FIREFLY-1 Arm 1 expected to support registration. [2] DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed. [3] Pimasertib Phase 1 dose escalation and expansion trial previously completed. pLGG, pediatric low-grade glioma. Tovorafenib and Pimasertib are investigational products. Safety and efficacy have not been established by any health authority.

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Phase 2 Study Of Monotherapy Tovorafenib (DAY101) In Solid Tumors (FIRELIGHT-1)

Trial Design[1]

- Single arm, open-label, global phase 1b/2a trial
- n = 40 patients (approximately)
- Eligibility: Patients aged 12 years and older with non-hematologic tumor with an activating BRAF fusion, CRAF/RAF1 fusion, or CRAF/RAF1 amplification

Endpoints

- Primary endpoint: ORR by RECIST version 1.1 for non-CNS solid tumors and RANO-HGG criteria for any CNS tumors
- Secondary endpoints: safety and additional efficacy parameters



Patients with a known *BRAF* or CRAF/RAF1 fusion, or CRAF/RAF1 amplification
Melanoma cohort
"Tissue agnostic" cohort
DAY101 QW until disease progression[2]
Safety Follow Up

Study Drug Administration
≥ 18 years at 600 mg PO QW
12 to <18 years at 420mg/m² PO QW

Abbreviations: ORR, objective response rate; QW, once weekly ; PO, by mouth; BRAF, B-Raf proto-oncogene. [1]Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b). [2]DAY101 QW until disease progression, intolerable toxicity, withdrawal of consent, or death

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Preliminary Clinical Activity Of Tovorafenib (DAY101) Monotherapy In BRAF Fusion Melanoma

Patient 1: 53-year-old male with AGK-*BRAF* fusion non-spitzoid cutaneous melanoma

Parameter	Description/outcome
Stage at diagnosis	III
EGOC status	0
Prior therapies	• Multiple lymphadenectomies and skin lesion excision surgery • Pembrolizumab (11 weeks): – Best response: SD
Tovorafenib treatment to date in FL-1 102a (melanoma cohort)*	• 600 mg QW • 5 cycles with no dose interruption or modifications due to AEs
Antitumor activity results to date*	• CR (11-week scan)†; confirmed at 16 weeks‡
Safety results to date*	• TRAEs: – Transient rash (G1 and G2) – Anemia (G2) • TEAE: – Neck pain (G1)

Baseline



Week 11†



*Data cutoff Feb 8, 2023. †Out of window per protocol. ‡per RECIST v1.1. AE, adverse event; CR, complete response; ECOG, Eastern Cooperative Oncology Group; FL-1, FIRELIGHT-1; G, grade; QW, once weekly; RECIST, response evaluation criteria in solid tumors; SD, stable disease; TEAE, treatment-emergent adverse event; TRAEs, treatment-related adverse events; y/o, years of age.

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Preliminary Clinical Activity Of Tovorafenib (DAY101) Monotherapy In BRAF Fusion Melanoma

Patient 2: 35-year-old male with TRIM33-BRAF fusion malignant melanoma

Parameter	Description/outcome
Stage at diagnosis	Unknown
EGOC status	1
Prior therapies	• Radiation • Nivolumab (12 mo, adjuvant setting): – No best response, disease resected • Nivolumab + ipilimumab (3 cycles): – Best response: PD after 2 mo
Tovorafenib treatment to date in FL-1 102a (melanoma cohort)*	• 600 mg QW • 5 cycles with no dose interruption or modifications due to AEs
Antitumor activity results to date*	• PR (8-week scan); confirmed at 16 weeks†
Safety results to date*	• TRAEs: – Rash - maculopapular (G1) – Headache (G1) – Fatigue (G1)



Hilar lymph node
Liver
Abdominal wall
Baseline
Week 8

*Data cutoff Feb 8, 2023. †per RECIST v1.1. AE, adverse event; ECOG, Eastern Cooperative Oncology Group; FL-1, FIRELIGHT-1; G, grade; mo, months; PD, progressive disease; PR, partial response; QW, once weekly; RECIST, response evaluation criteria in solid tumors; TRAEs, treatment-related adverse events; y/o, years of age.

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Preliminary Clinical Activity Of Tovorafenib (DAY101) Monotherapy In BRAF Fusion Melanoma

Patient 3: 71-year-old male with MKRN1-BRAF fusion non-spitzoid cutaneous melanoma

Parameter	Description/outcome
Stage at diagnosis	II
EGOC status	0
Prior therapies	• Radiation • Pembrolizumab (2 mo): – Best response: SD
Tovorafenib treatment to date in FL-1 102a (melanoma cohort)*	• 600 mg QW • 3 cycles with no dose interruption or modifications due to AEs
Antitumor activity results to date*	• PR (7-week scan)†,‡; is awaiting a confirmatory scan
Safety results to date*	• TRAEs: – Urticaria (G1) – Hand-foot syndrome (G1)


Baseline
Week 7†

*Data cutoff Feb 8, 2023. †In window per protocol. ‡per RECIST v1.1. AE, adverse event; ECOG, Eastern Cooperative Oncology Group; FL-1, FIRELIGHT-1; G, grade; mo, months; PR, partial response; QW, once weekly; RECIST, response evaluation criteria in solid tumors; SD, stable disease; TRAEs, treatment-related adverse events; y/o, years of age.

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Activity of Tovorafenib (DAY101) In SNX8:BRAF Fusion Spindle Cell Sarcoma A male child spindle cell sarcoma, 5-years of age at diagnosis Months -30 -24 -18 -12 -6 0 6 CR PD CR Diagnosis Targeted Therapy BRAF fusion (FISH) Ifosfamide, doxorubicin, Tovorafenib Tovorafenib Subtotal resection dexrazoxane Gemcitabine, docetaxel Proton radiotherapy SNX8-BRAF fusion Baseline After 2 cycles of tovorafenib • After the first dose of tovorafenib (DAY101), the patient experienced grade 2 rash, which resolved in a day following a dose of diphenhydramine • Radiotherapy-related adverse events included hyperpigmentation overlying the spine on the upper back with no skin breaks, and mild dysphagia Day One Biopharmaceuticals Data cut off: September 30, 2021 31

Strong Scientific Rationale for Combining Tovorafenib (DAY101) With Additional MAPK Pathway Inhibitors



MEK
ERK
MEK
ERK
RAF/ MEK/ERK
PI3K/m TOR
RAL
RAS/RAF/ MEK/ERK
PI3K/ mTOR

	BRAF non-V600	BRAF or CRAF fusion	KRAS or NRAS mutant	NF1 LOF
Signaling pathways	Proliferation, survival	Proliferation, survival	Proliferation, survival	Proliferation, survival
Potential combinations	Type II RAFi + MEKi or SHP2i	Type II RAFi + MEKi	Type II RAFi + KRAS - G12Ci or MEKi or SHP2i	Type II RAFi + MEKi
Rationale	Non V600 BRAF dimers are effectively inhibited by type II, but not type I, RAFi	BRAF fusion dimers are effectively inhibited by type II, but not type I RAFi	Targeting multiple nodes of MAPK pathway expected to drive deeper and more durable response	Targeting multiple pathways expected to drive deeper response

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Pimasertib MEK1/2 Inhibitor Day One Biopharmaceuticals

Pimasertib: Investigational Allosteric MEK1/2 Inhibitor With Demonstrated Activity In MAPK-Driven Solid Tumors • Pimasertib is an investigational orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in- licensed from Merck KGaA in February 2021 • Extensive non-clinical and clinical development work through Phase 2, including a solid tumor trial in Japan and combinations with other MOAs • Main AEs typical for all in-class allosteric MEK inhibitors (GI, CPK elevation, skin rash, visual disturbances) • Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib) • Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS mutant melanoma • Combination with tovorafenib (DAY101) and other targeted therapies may unlock the full value of pimasertib in advanced solid tumors Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, Day One Biopharmaceuticals 2018; Shaw et al., AACR LB-456, 2012; Lebbe et al., Cancers, 2020. 34

Vertical MAPK Pathway Inhibition With Tovorafenib (DAY101) And Pimasertib May Unlock Potential Synergy For Adult Solid Tumors

BRAF non-V600 mutant	KRAS or NRAS mutant


MEK
ERK
RAF/ MEK/ERK
PI3K/m TOR
RAL

BRAF non-V600 mutant	KRAS or NRAS mutant
Proliferation, survival	Proliferation, survival
Type II RAFi + MEKI	Type II RAFi + MEKi
Non V600 BRAF dimers are effectively inhibited by type II RAFi , but not type I BRAFi	Targeting multiple nodes of MAPK pathway will drive deeper and more durable response


A TAK-632+pimasertib in KIAA1549-BRAF mixed Mullerian PDX model ex vivo
B BGB-382+pimasertib in KRAS mut Calu6 cell line in vitro
Proliferation (%)
Pimasertib (nM)
283 10 μM
283 3 μM
283 1 μM
283 300 nM
283 100 nM
283 30 nM
283 10 nM
283 3 nM
DMSO
C DAY101+MEKi in KRAS mut tumor cell lines in vitro
NCI-H1792
MEKi-2 (μM)
10 42.2 86.3 90.4 92.0 93.3 94.0 95.8
5.0 34.0 74.8 85.5 90.3 91.7 92.9 94.5
2.5 30.9 61.3 73.5 84.9 90.0 92.4 94.3
1.3 28.0 53.6 61.4 72.3 83.8 90.6 93.3
0.6 25.4 47.3 53.7 62.3 72.1 84.8 91.7
0.3 22.1 42.4 50.3 55.1 61.6 73.0 87.4
0 0.0 4.7 6.2 12.4 23.1 34.8 50.8
0 0.3 0.6 1.3 2.5 5 10
DAY101 (μM)
Calu-6
MEKi-2 (μM)
10 53.2 74.0 75.3 76.0 77.3 78.7 81.9
5.0 37.6 72.4 73.4 74.5 75.1 76.4 79.3
2.5 23.4 68.0 70.3 72.5 73.7 75.1 78.4
1.3 15.2 62.6 66.9 70.5 72.9 74.7 77.6
0.6 14.4 54.5 62.1 66.9 71.6 74.5 77.5
0.3 8.7 45.2 53.6 60.8 67.9 73.9 77.7
0 0.0 -2.1 1.5 9.3 21.7 43.8 63.9
0 0.3 0.6 1.3 2.5 5 10
DAY101 (μM)
100% inh
50
0 inh

A Pan-RAFi + MEKi is synergistic in BRAF fusion melanoma PDX model ex vivo (internal data)

B Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are treated with the type II BRAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020)

C Tovorafenib (DAY101) + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cells (Venetsanakos et al., 2021 AACR poster presentation)

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Tovorafenib (DAY101) / Pimasertib Combination To Be Evaluated In Solid Tumors (FIRELIGHT-1)

Trial Design[1]

- Combination dose escalation, global phase 1b/2 trial[2]
- Phase 1b, BOIN (adaptive), n = 10/cohort (approximately)
- Phase 2, Simon 2-stage, n = 25/cohort (approximately)
- Eligibility: Patients aged 12 years and older, dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval

Endpoints

- Phase 1b: PK, PD and Safety, MTD/RP2D
- Phase 2: Efficacy (ORR, DOR)



Phase 1b
Tumors with MAPK pathway alterations
Phase 2*
NRASmut Selected tumors
BRAF Class 1 (non-E/K) and Class 2 mutant tumors
BRAF fusion selected tumors
DAY101 + Pimasertib until disease progression[3]
Safety Follow Up

Pre-identified patients with advanced solid tumors and available clinical molecular profiling information.

*Additional biomarker-selected cohorts may be pursued based on developing data

Abbreviations: BOIN, Bayesian Optimal Interval Design; BRAF, B-Raf proto-oncogene, serine/threonine kinase; MAPK, mitogen-activated protein kinase; NRAS, neuroblastoma rat sarcoma viral oncogene.
[1]Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b).
[2]Intend to open U.S. and ex-U.S. clinical sties. [3]DAY101 + Pimasertib until disease progression, intolerable toxicity, withdrawal of consent, or death

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Summary Day One Biopharmaceuticals

Financial Summary: DAWN Cash, cash equivalents and short-term investments as of 73.6 million shares of common stock March 31, 2023: $318.2 million (no debt) outstanding as of April 25, 2023 Three Months Ended Three Months Ended $ Millions 3/31/23 3/31/22 R&D Expense $27.8 $15.0 G&A Expense $18.0 $12.7 Net Loss $42.4 $27.7 FIREFLY-1: Pivotal Phase 2 clinical trial of tovorafenib (DAY101) 1 • Initiated rolling NDA submission in May 2023 Projected • New clinical data presented in June 2023 cash runway • Expected completion of rolling NDA submission in October 2023 2 into 2025 FIREFLY-2/LOGGIC: Pivotal Phase 3 clinical trial of tovorafenib (DAY101) in newly diagnosed pLGG • First patient dosed in March 2023 1 All financial and share information is unaudited. NDA data set will include analysis of primary (ORR by RANO-HGG) and secondary (ORR by RAPNO, PFS) efficacy endpoints, safety, and exploratory 2 analyses (including ORR by RANO-LGG). With cash, cash equivalents and short-term investments as of March 31, 2023. Day One Biopharmaceuticals 38

Next Steps FIREFLY-1 • Initiated rolling NDA submission in May 2023 • New clinical data presented in June 2023 • Expected completion of rolling NDA submission in October 2023 FIREFLY-2 • Advance tovorafenib as a front-line therapy for patients newly diagnosed with pLGG FIRELIGHT-1 • Evaluate tovorafenib in combination and as monotherapy in adolescent and adult populations • Monotherapy abstract presented at EADO in April 2023 Commercial • Continue investment in market and launch preparation activities Business Development • Further investment in business development activities to expand our multiple asset portfolio Day One Biopharmaceuticals 39

Appendix ` 40

FIREFLY-1 Baseline Characteristics Characteristic Arm 1 (N=25) Location (n=25) Median age, years (range) 8 (3-18) Deep midline structures Hypothalamus 12% Sex, n (%) 8% Male 13 (52) Other Female 12 (48) 16% Optic pathway Race, n (%) 52% Black or African American 1 (4) Cerebellum Brain stem Asian 2 (8) 4% 8% White 15 (60) Other* 7 (28) BRAF alteration (n=25) Karnofsky/Lansky performance status, n (%) 50-70 1 (4) 80-100 24 (96) BRAF V600E 16% Number of lines of prior therapy Median (range) 3 (1-9) 1, n (%) 5 (20) † 2, n (%) 6 (24) BRAF fusion ≥3, n (%) 14 (56) 84% Prior MAPK pathway targeted therapy, n (%) Yes 18 (72) No 7 (28) Apr 14, 2022 data cutoff; *Includes 4 patients with race not specified. †Includes 2 patients with BRAF duplication and 1 with BRAF rearrangement per fluorescence in situ hybridization. MAPK, mitogen-activated protein kinase; prior MAPK pathway targeted therapy indicates either prior MEKi and/or prior type I RAFi therapy. Day One Biopharmaceuticals 41

Tumor Response To Tovorafenib (DAY101) For All Patients With RANO-HGG Evaluable Lesions (n=22)*



BRAF fusion
BRAF V600E mutation
Prior MAPK pathway-targeted therapy
Best tumor response (%)
60
40
20
0
-20
-40
-60
-80
-100
PD
SD
PR
CR
†

Response (IRC)	RANO-HGG Evaluable N=22*
ORR (95% CI)	64% (41-83)
• BRAF fusion (n=20)	60%
• BRAF V600E (n=2)	100%
CBR#	91%
Best overall response	
• PR (13/22)	59%
• uPR (1/22)	5%
• SD (6/22)	27%

Apr 14, 2022 data cutoff. Total % of response maybe may be different than the sum of the individual overall response due to rounding. *3/25 patients lacked evaluable lesions per RANO criteria based on IRC evaluation. †Progressive disease due to presence of new lesions. #patients with best overall response of CR, PR/uPR and SD. CBR, clinical benefit rate; IRC, independent radiological review committee; ORR, overall response rate; MAPK, mitogen-activated protein kinase; PR, partial response; SD, stable disease; uPR, unconfirmed partial response.

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Duration Of Tovorafenib (DAY101) Therapy For All Patients With RANO-HGG Evaluable Lesions (n=22) 17/22 patients remain on therapy All responders remain on treatment Apr 14, 2022 data cutoff. Day One Biopharmaceuticals 43

Individual Patient Tumor Change From Baseline (n=22 RANO-HGG Evaluable By Blinded Independent Central Review) PD SD PR CR Months Apr 14, 2022 data cutoff. RANO PD = ≥+25% change from baseline; RANO SD = <+24% to > -50% change from baseline; RANO PR = ≤ -50% Day One Biopharmaceuticals 44 change from baseline; RANO CR = -100% change from baseline. Percent change from baseline (%)

Tovorafenib (DAY101) Safety Data For The First 25 Enrolled Patients (TEAEs ≥25% Any Grade) Treatment-emergent AEs Treatment-related AEs Any grade Grade ≥3 Any grade Grade ≥3 Preferred term, n (%) Blood creatine phosphokinase increased 20 (80) 2 (8) 18 (72) 2 (8) • Most treatment-emergent AEs were grade 1 or 2 (96%) Hair color changes 17 (68) - 17 (68) - Anemia 14 (56) 3 (12) 10 (40) 2 (8) • Other important treatment- emergent AEs included: Aspartate aminotransferase increased 14 (56) - 12 (48) - Vomiting 14 (56) 2 (8) 6 (24) 1 (4) ‒ Decreased weight (24%) Rash* 13 (52) 3 (12) 13 (52) 3 (12) ‒ Decreased appetite (16%) Blood lactate dehydrogenase increased 12 (48) - 9 (36) - Headache 10 40) - 3 (12) - ‒ Hyponatremia (16%) Dry skin 9 (36) - 7 (28) - • 7 patients (28%) required dose Epistaxis 9 (36) - 4 (16) - modifications due to treatment- related AEs Constipation 8 (32) - 5 (20) - Hypocalcemia 8 (32) - 6 (24) - • No patient discontinued treatment Nausea 8 (32) - 3 (12) - due to AEs Alanine aminotransferase increased 7 (28) 1 (4) 4 (16) 1 (4) Fatigue 7 (28) - 7 (28) - Apr 14, 2022 data cutoff. AE, adverse event. TEAE, treatment-emergent adverse event. *Includes maculopapular and erythematous rash Day One Biopharmaceuticals 45

Key Takeaways • Encouraging initial efficacy data from FIREFLY-1 for pediatric patients with recurrent or progressive LGG harboring BRAF fusion or BRAF V600 mutation, for whom there is no standard-of-care and no approved agents for the majority of patients ‒ 64% ORR and 91% clinical benefit rate (partial response/unconfirmed partial response + stable disease) in the 22 RANO-HGG evaluable patients: ‒ 14 partial responses (13 confirmed responses and 1 unconfirmed response) ‒ 6 patients with stable disease ‒ All patients with stable disease (n=6) were noted to have tumor shrinkage, ranging between 19% and 43% ‒ Responses were observed in patients with both BRAF fusions and BRAF V600E mutations who received prior MAPK-targeted therapy ‒ The median-time-to-response was 2.8 months ‒ A heavily-pretreated population, with a median of 3 prior lines of therapy (range: 1-9) ‒ All patients who responded remain on therapy (n=14) and no patients have discontinued treatment due to treatment-related adverse events • Initial safety data, based on the first 25 patients, indicated monotherapy tovorafenib (DAY101) to be generally well-tolerated ‒ Majority of AEs were grade 1 or 2; most common treatment-related AEs were CPK elevation, rash, and hair color changes ‒ Treatment-related AEs of grade 3 or greater occurred in nine patients (36%) • Plan to present additional initial study results from FIREFLY-1 at the Society for Neuro-Oncology (SNO) annual meeting • Topline results from the full registrational cohort (n=~60) of FIREFLY-1 expected to be available 1Q 2023, with NDA submission planned for Q2 2023 • Early results from FIREFLY-1 support plan to evaluate tovorafenib (DAY101) in parallel with a pivotal Phase 3 frontline pLGG study (FIREFLY-2) 1 ‒ Primary endpoint of ORR based on RANO-LGG (2017) criteria, assessed by blinded independent central review 1 Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation who require systemic therapy based on a study with the same primary endpoint. Day One Biopharmaceuticals 46

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549- BRAF Fusion Optic Pathway Glioma A 7-years-old female child with an optic pathway glioma, with very poor vision, entropion, folliculitis, eczema, mouth ulceration and xerosis -36 6 Months -30 -24 -18 -12 -6 0 PR Diagnostic biopsy 3L: Tovorafenib 1L: Vincristine/carboplatin Best response SD 2L: Trametinib Best response PD • PR (-58%) and improvement in vision reported at cycle 3 • AEs included grade 3 erythematous rash requiring dose interruption and dose reduction (400 mg QW to 300 mg QW in cycle 1), and grade 2 eczema and maculopapular rash • Patient continues to receive weekly tovorafenib Baseline After 6 cycles Tumor kinetics (RANO) Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 47

Case Study: Activity Of Tovorafenib (DAY101) In KIAA1549-BRAF Fusion Posterior Fossa Pilocytic Astrocytoma An 8-years-old female child with a posterior fossa pilocytic astrocytoma, eczema, nausea and constipation Months -84 -72 -60 -48 -36 -24 -12 0 12 PR Suboccipital 2L: Carboplatin/vincristine craniotomies 4L: Trametinib 5L: Tovorafenib Best response PR Best response SD 1L: Carboplatin 3L: Vinblastine Best response PD Best response SD • PR (-69%) at cycle 3 with 500 mg QW tovorafenib, with a deepening of response (80% and 91% in cycles 6 and 9, respectively) over time • AEs included grade 2 decrease in neutrophil count, pustular rash, and upper respiratory infection • Patient continues to receive weekly tovorafenib Baseline After 3 cycles After 6 cycles After 9 cycles Tumor kinetics Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 48

Case Study: Activity Of Tovorafenib (DAY101) In BRAF V600E Mutation Deep Midline Astrocytoma A 9-year-old female child with deep midline BRAF V600E-mutant astrocytoma with precocious puberty Months -60 -48 -36 -24 -12 0 12 PR Subtotal 1L: Carboplatin/vincristine 2L: Dabrafenib 3L: Tovorafenib resection Best response PR Best response PR • PR (-74%) at cycle 3, with a deepening of response (-94%) at cycle 6 • AEs included grade 3 maculopapular rash and increased CPK, requiring drug interruption and dose reduction (500 mg QW to 400 mg QW in cycle 1) • Tovorafenib dose was re-escalated back to 500 mg QW in cycle 4; patient continues on treatment Baseline After 3 cycles After 6 cycles Tumor kinetics Tovorafenib Apr 14, 2022 data cutoff. Tovorafenib is an investigational agent. Safety and efficacy have not been established by any health authority. Day One Biopharmaceuticals 49

Results From Independent Radiology Review Of PNOC014 Best response from baseline RANO-HGG: Response assessment for neuro- oncology-high grade glioma Volumetric image analysis (exploratory) RAPNO: Response assessment for pediatric neuro-oncology (exploratory) Date of data cutoff: 02 JAN 2020 Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Day One Biopharmaceuticals 50

Multiple Rapid, Deep And Durable Responses Observed Following Initiation Of Tovorafenib (DAY101) Treatment Of pLGG Patients In PNOC014 Growth kinetics of Target Lesions from Screening Date of data cutoff: 02 JAN 2020 Adapted from Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Fangusaro J et al. Lancet Oncol 2019 Day One Biopharmaceuticals 51

Drug-related Adverse Events Observed for Tovorafenib (DAY101) in PNOC014 Showed Favorable Safety and Tolerability Profile in pLGG

DAY101 AE summary

- Most common toxicity: skin
- AEs reversible and all manageable
- Single, reversible Grade 3 event
- No Grade 4 AEs
- No dose reductions (vs. 40% of patients on selumetinib montherapy required dose reductions)

Drug-related AEs for Tovorafenib (DAY101)

Toxicities	Grade 1-2	Grade 3	Grade 4
Anemia	6 (67%)		
Hypophosphatemia	4 (44%)		
Fatigue	5 (55%)		
Rash	8 (89%)		
Achromotrichia	7 (78%)		
Pruritis	6 (67%)		
Photosensitivity	1 (11%)		
Nevus	7 (78%)		
Alopecia	3 (34%)		
Epistaxis	2 (22%)		
Dry skin	3 (34%)		
Myalgias/arthralgias	3 (34%)		
Anorexia	2 (22%)		
Cheilitis	3 (34%)		
Hypermagnesemia	1 (11%)		
Bleeding gums	1 (11%)		
Increased AST	4 (44%)		
Nausea/vomiting	3 (33%)		
CPK elevation		1 (11%)	
Weight loss	2 (22%)		

Drug-related AEs for selumetinib

Toxicities	Grade 1-2	Grade 3	Grade 4
Increased ALT	20 (40%)	1 (2%)	
CPK elevation	34 (68%)	5 (10%)	
Diarrhea	27 (54%)	2 (4%)	
Decreased ejection fraction	19 (38%)	1 (2%)	
Gastric haemorrhage		1 (2%)	
Headache	14 (28%)	1 (2%)	
Decreased lymphocyte count	19 (38%)		1 (2%)
Neutropenia	14 (28%)	3 (6%)	
Paronychia	19 (38%)	3 (6%)	
Rash (acneiform)	29 (58%)	2 (4%)	
Rash (maculopapular)	26 (52%)	5 (10%)	
Skin infection	7 (14%)	1 (2%)	
Tooth infection		1 (2%)	
Weight gain	5 (10%)	1 (2%)	
Vomiting	22 (44%)		
Nausea	21 (42%)		
Increased AST	25 (50%)		
Anemia	28 (56%)		
Pruritis	10 (20%)		
Dyspnea	30 (60%)		

Date of DAY101 data cutoff: 02 JAN 2020; Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020; Fangusaro J et al. Lancet Oncol 2019

Day One Biopharmaceuticals

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The Majority Of Patients With RANO-LGG Confirmed Minor Response Remain On Treatment (n=15) Ongoing treatment Discontinued treatment 12/15 patients with confirmed minor response by RANO-LGG remain on treatment as of May 23, 2023 Individual patient response data is current as of the data cutoff of December 22, Day One Biopharmaceuticals 53 2022; treatment status data is current as of May 23, 2023.